UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 09, 2025

ZETA GLOBAL HOLDINGS CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40464	80-0814458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Park Ave, 33rd Floor
New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 967-5055

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	ZETA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2025, during a meeting of the Board of Directors (the “Board”) of Zeta Global Holdings Corp. (the “Company”), John Sculley notified the Board of his decision to retire as a director of the Board, effective immediately. Mr. Sculley’s decision to retire was not due to any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2025. The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected each of the following nominees to serve as Class I directors of the Company’s Board of Directors until the 2028 Annual Meeting of Stockholders and until their respective successor is elected and qualified or until their earlier death, resignation or removal by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Jené Elzie	317,045,039	41,506,038	41,185,217
William Royan	351,542,079	7,008,998	41,185,217

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 by the following votes:

For	Against	Abstain
399,348,425	102,164	285,705

Proposal 3 - Approval, on an Advisory (Non-Binding) Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers by the following votes:

For	Against	Abstain	Broker Non-Votes
333,845,265	24,575,358	130,454	41,185,217

Item 7.01 Regulation FD Disclosure.

On June 9, 2025, the Company issued a press release announcing the retirement of John Sculley from the Board. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 9, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zeta Global Holdings Corp.

Date:	June 9, 2025	By:	/s/ Christopher Greiner
Christopher Greiner Chief Financial Officer